UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2018

Heron Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4242 Campus Point Court, Suite 200, San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (858) 251-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note.

On June 21, 2018, Heron Therapeutics, Inc. (the “Company”) furnished a Current Report on Form 8-K (the “Current Report”). This Amendment No. 1 to Current Report on Form 8-K/A is being filed to reflect the disclosures included in the Current Report under Item 8.01, rather than Item 7.01. For the avoidance of doubt, the information contained in Exhibits 99.1, 99.2 and 99.3 filed herewith is identical to the information furnished in the Current Report.

Item 8.01	Other Events.

On June 21, 2018, the Company issued a press release announcing positive topline results from its Phase 2b study of HTX-011 in patients undergoing total knee arthroplasty and breast augmentation, as described in the press release filed herewith as Exhibit 99.1.

The Company also issued a press release announcing that the U.S. Food and Drug Administration has granted Breakthrough Therapy designation to the Company’s investigational agent, HTX-011, for postoperative pain management, as described in the press release filed herewith as Exhibit 99.2.

A copy of presentation materials describing a Company update, all or a part of which may be used by the Company in investor or scientific presentations from time to time, is filed as Exhibit 99.3 hereto. The attached materials have also been posted on the Company’s website at www.herontx.com. The Company does not undertake any obligation to update this presentation.

The information in Item 8.01 of this Amendment No. 1 to Current Report on Form 8-K/A, including the information contained in Exhibits 99.1, 99.2 and 99.3 filed herewith, shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 21, 2018.

99.2	Press Release, dated June 21, 2018.

99.3	Corporate Presentation, dated June 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

Date: June 25, 2018	/s/ David L. Szekeres
David L. Szekeres Senior Vice President, General Counsel, Business Development and Corporate Secretary